UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03162

Active Assets Tax-Free Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	June 30, 2009

Date of reporting period:	June 30, 2009

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Active Assets Tax-Free Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended June 30, 2009

Market Conditions

June 30, 2009 marked the end of most state and local governments' fiscal years. While many issuers made mid-year budget adjustments last winter to close their budget gaps, the economy continued to contract further, creating significant shortfalls that need to be addressed by further action as most state and local governments are required by law to have balanced budgets. Tax revenues have declined sharply this year; personal income tax receipts dropped an average of 15.8 percent in the first three months of 2009, according to the Rockefeller Institute, while corporate and sales tax receipts fell 16.2 percent and 7.6 percent, respectively. Given that tax collections lag economic activity, the few reports we have to date for the month of April are also alarming. New York State reported collecting $239 million less than was expected in April, while New Jersey's fiscal year 2010 budget gap increased to $9 billion from $7 billion, based on the state's poor April collections.

The extreme volatility in the financial markets and the flight to quality during the reporting year led to strong demand for money market securities. This, coupled with a constrained supply, led yields on weekly variable-rate securities to decline significantly. The Securities Industry and Financial Markets Association (SIFMA) Index, the benchmark for weekly variable-rate securities, declined from a yield of 1.55 percent at the end of June 2008, to 0.35 percent on June 30, 2009. Similarly, the Bond Buyer One-Year Note Index, which resets weekly, fell from 1.69 percent to 0.67 percent, although the latter yield was a 14 basis point increase from the prior month.

Performance Analysis

As of June 30, 2009, Active Assets Tax-Free Trust had net assets of approximately $7.2 billion and an average portfolio maturity of 20 days. For the 12-month period ended June 30, 2009, the Fund provided a total return of 0.79 percent. For the seven-day period ended June 30, 2009, the Fund provided an effective annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day moving average yield for June was 0.01 percent. Yield quotations more closely reflect the current earnings of the Fund. Past performance is no guarantee of future results.

Protecting the stability and liquidity of the portfolio's assets remained our first priority. In the recent turbulent markets, our emphasis has been on managing exposure to institutions under stress. To that end, we remained focused on securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting institutions.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/09
Variable Rate Municipal Obligations	87.6%
Municipal Notes	6.7
Tax-Exempt Commercial Paper	5.7
MATURITY SCHEDULE as of 06/30/09
1 - 30 Days	88.8%
31 - 60 Days	7.1
61 - 90 Days	0.1
91 - 120 Days	0.1
121 + Days	3.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Actual (0.04% return)	$1,000.00	$1,000.40	$2.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.61	$2.21

  @  Expenses are equal to the Fund's annualized expense ratio of 0.44% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.49%. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.05%.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considers other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Short-Term Variable Rate Municipal Obligations (87.9%)
	Alaska
	Alaska Housing Finance Corporation,
$9,000	Home Mortgage Ser 2009 A	0.14%	07/08/09	$9,000,000
10,000	Home Mortgage Ser 2009 B	0.13	07/08/09	10,000,000
	Arizona
12,600	Arizona Health Facilities Authority, Banner Health Ser 2008 D ROCs II-R Ser 11687	0.35	07/08/09	12,600,000
7,675	Austin Trust, Arizona Health Facilities Authority Banner Health Ser 2008 A Custody Receipts Ser 2008-1097	0.30	07/08/09	7,675,000
2,000	Yavapai County Industrial Development Authority, Northern Arizona Healthcare System Ser 2008 B	0.27	07/08/09	2,000,000
	California
	California Department of Water Resources,
82,940	Power Supply Ser 2002 C Subser C-9	0.20	07/08/09	82,940,000
17,300	Power Supply Ser 2002 C Subser C-10	0.19	07/08/09	17,300,000
	California Statewide Communities Development Authority,
85,900	Kaiser Permanente Ser 2009 C-1 & C-2	0.22	07/08/09	85,900,000
19,435	SWEEP Loan Program Ser 2007 A	0.22	07/08/09	19,435,000
11,100	Eastern Municipal Water District, Water & Sewer Ser 2008 B (COPs)	0.16	07/08/09	11,100,000
20,050	Los Angeles Unified School District, Ser 2007 B Eagle #20070061 Class A (FSA Insd)	0.35	07/08/09	20,050,000
40	Metropolitan Water District of Southern California, Water 2000 Ser A-1	0.25	07/08/09	40,000
30,000	San Francisco City & County Airport Commission, 2009 Second Ser 36-A	0.13	07/08/09	30,000,000
	Colorado
8,780	Aurora, The Children's Hospital Association Ser 2008 C	0.20	07/08/09	8,780,000
12,000	Broomfield Urban Renewal Authority, Broomfield Event Center Ser 2005	0.29	07/08/09	12,000,000
6,255	Colorado Educational & Cultural Facilities Authority, Oklahoma's Public Radio Ser 2005 A	0.30	07/08/09	6,255,000
	Colorado Health Facilities Authority,
36,925	Catholic Health Initiatives Ser 2004 B-4	0.25	07/08/09	36,925,000
1,860	Evangelical Lutheran Good Samaritan Society Ser 2008	0.33	07/08/09	1,860,000
13,120	Midcities Metropolitan District No 1, STARS BNP Ser 2004-110	0.51	07/08/09	13,120,000
13,400	Southern Ute Indian Tribe of the Southern Ute Indian Reservation, Ser 2001	0.25	07/08/09	13,400,000
	Connecticut
41,300	Connecticut Health & Educational Facilities Authority, Yale University Ser U	0.17	07/08/09	41,300,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Delaware
$5,000	Delaware Health Facilities Authority, Christiana Care Health Services Ser 2008 B	0.30%	07/01/09	$5,000,000
8,375	New Castle County, University Courtyard Apartments Ser 2005	0.28	07/08/09	8,375,000
	District of Columbia
15,000	District of Columbia, Washington Drama Society Ser 2008	0.25	07/08/09	15,000,000
5,935	District of Columbia Water & Sewer Authority, Public Utility Ser 1998 PUTTERs Ser 2964 (FSA Insd)	0.55	07/08/09	5,935,000
	Florida
12,600	Dade County Industrial Development Authority, Dolphins Stadium Ser 1985 C	0.20	07/08/09	12,600,000
16,000	Florida State Board of Education, Capital Outlay Ser 2005 G ROCs II-R Ser 12017	0.35	07/08/09	16,000,000
9,035	Florida Turnpike Authority, Ser 2008 A PUTTERs Ser 2514	0.28	07/08/09	9,035,000
28,155	Gainesville, Utilities System 2007 Ser A	0.20	07/08/09	28,155,000
4,660	Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Ser 2006 C ROCs II-R Ser 11564 (BHAC Insd)	0.45	07/08/09	4,660,000
14,000	Lakeland, Energy System Ser 2008 A	0.15	07/08/09	14,000,000
39,000	Miami-Dade County Expressway Authority, Toll System Ser 2006 Eagle #20060121 Class A (BHAC Insd)	0.45	07/08/09	39,000,000
2,000	Orange County Health Facilities Authority, Orlando Regional Healthcare System Ser 2008 E	0.29	07/08/09	2,000,000
43,100	Orlando Utilities Commission, Utility System Ser 2008	0.20	07/08/09	43,100,000
30,090	Orlando-Orange County Expressway Authority, Ser 2007 A Eagle #20070107 Class A (FSA Insd)	0.45	07/08/09	30,090,000
5,000	Pinellas County Health Facilities Authority, Baycare Health System Ser 2009 A-2	0.25	07/08/09	5,000,000
	Georgia
45,585	Atlanta, Airport Passenger Facility Charge Sub Ser 2004 C Eagle #720053030 Class A (FSA Insd)	0.70	07/08/09	45,585,000
74,640	DeKalb Private Hospital Authority, Children's Healthcare of Atlanta Ser 2008	0.32	07/08/09	74,640,000
14,965	Fulton County Development Authority, Children's Healthcare of Atlanta Ser 2008	0.28	07/08/09	14,965,000
36,500	Georgia Municipal Electric Authority, General Sub Ser 1985 C	0.40	07/08/09	36,500,000
24,256	Gwinnett County Development Authority, Civic & Cultural Center Ser 2001	0.32	07/08/09	24,256,000
	Private Colleges & Universities Authority,
30,000	Emory University Ser 2005 Ser B-2	0.12	07/08/09	30,000,000
16,000	Emory University Ser 2008 A	1.75	07/08/09	16,000,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Illinois
	Chicago,
$20,000	Refg Ser 2007 E	0.20%	07/01/09	$20,000,000
48,925	Refg Ser 2007 F	0.18	07/01/09	48,925,000
	Chicago Board of Education,
5,000	Ser 2009 A-1	0.30	07/08/09	5,000,000
5,900	Ser 2009 A-2	0.25	07/08/09	5,900,000
24,085	Chicago Transit Authority, Ser 2008 A (COPs) ROCs II-R Ser 11551 (AGC Insd)	0.45	07/08/09	24,085,000
151,800	Cook County, Ser 2002 B	0.37	07/08/09	151,800,000
20,000	Illinois, Ser 2004 A ROCs II-R Ser 10337	0.35	07/08/09	20,000,000
	Illinois Development Finance Authority,
3,200	Museum of Contemporary Art Ser 1994	0.35	07/08/09	3,200,000
2,600	Young Men's Christian Association of Metropolitan Chicago Ser 2001	0.35	07/08/09	2,600,000
10,000	Illinois Educational Facilities Authority, University of Chicago Ser B-1	1.85	07/28/09	10,000,000
	Illinois Finance Authority,
188,650	Advocate Health Care Network Ser 2008 Subser B-4, C-1 & C-2B	0.26	07/08/09	188,650,000
5,325	CHF-DeKalb LLC at Northern Illinois University Ser 2006 A	0.32	07/08/09	5,325,000
11,870	Dominican University Ser 2006	0.35	07/08/09	11,870,000
5,700	Northwest Community Hospital Ser 2008 B	0.20	07/08/09	5,700,000
22,010	Resurrection Health Care System Ser 2005 C	0.35	07/08/09	22,010,000
	Indiana
	Indiana Finance Authority,
30,000	Ascension Health Ser 2008 E-2	0.17	07/08/09	30,000,000
11,500	Sisters of St Francis Health Services Inc Ser 2008 D	0.28	07/08/09	11,500,000
1,600	Sisters of St Francis Health Services Inc Ser 2008 I	0.16	07/08/09	1,600,000
3,000	Sisters of St Francis Health Services Inc Ser 2008 J	0.20	07/08/09	3,000,000
30,000	Trinity Health Ser 2008 D-1 & D-2	0.20	07/08/09	30,000,000
1,845	Indiana University Trustees, Ser 2008 A PUTTERs Ser 2494	0.28	07/08/09	1,845,000
	Purdue University,
18,100	Student Fee Ser 2005 V	0.18	07/08/09	18,100,000
60,000	Student Facilities System Ser 2007 C	0.17	07/08/09	60,000,000
	St Joseph County,
57,200	University of Notre Dame du Lac Ser 2005	0.20	07/08/09	57,200,000
75,000	University of Notre Dame du Lac Ser 2007	0.15	07/08/09	75,000,000
	Iowa
9,225	Iowa Finance Authority, Northcrest Inc Ser 2006	0.30	07/08/09	9,225,000
	Kansas
3,840	Kansas Department of Transportation, Highway Ser 2004 A PUTTERs Ser 2969 (FSA Insd)	0.28	07/08/09	3,840,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Kentucky
$323,523	Kentucky Public Energy Authority Inc, Gas Supply Ser 2006 A	0.30%	07/01/09	$323,523,000
6,650	Madisonville, Trover Clinic Foundation Inc Ser 2006 (AGC Insd)	0.38	07/08/09	6,650,000
	Louisiana
8,600	Louisiana Local Government Environmental Facilities & Community Development Authority, St James Place of Baton Rouge Ser 2007 A	0.38	07/08/09	8,600,000
	Maine
18,700	Maine Health & Higher Educational Facilities Authority, Bowdoin College Ser 2008	0.18	07/08/09	18,700,000
	Maryland
40,900	Maryland Economic Development Corporation, Howard Hughes Medical Institute Ser 2008 A	0.12	07/08/09	40,900,000
	Maryland Health & Higher Educational Facilities Authority,
8,200	Catholic Health Initiatives Ser 1997 B	0.28	07/08/09	8,200,000
7,125	LifeBridge Health Ser 2008 ROCs II-R Ser 11594 (AGC Insd)	0.45	07/08/09	7,125,000
22,370	Loyola College In Maryland Ser 2008	0.30	07/08/09	22,370,000
	Massachusetts
27,700	Massachusetts, Refg 1998 Ser A	0.27	07/08/09	27,700,000
20,620	Massachusetts Bay Transportation Authority, Senior Sales Tax Ser 2008 A-1	0.12	07/08/09	20,620,000
	Massachusetts Development Finance Agency,
5,600	Cushing Academy Ser 2004	0.30	07/08/09	5,600,000
7,500	Phillips Academy Ser 2003	0.24	07/08/09	7,500,000
	Massachusetts Health & Educational Facilities Authority,
15,000	Amherst College Ser F	0.17	07/08/09	15,000,000
10,000	Harvard University Ser 2005 C ROCs II-R Ser 10390	0.34	07/08/09	10,000,000
50,000	Massachusetts Institute of Technology Ser J-1	0.17	07/08/09	50,000,000
20,000	Partners HealthCare System Inc 2003 Ser D-2	0.17	07/08/09	20,000,000
36,050	Partners HealthCare System Inc 2005 Ser F-3	0.18	07/08/09	36,050,000
40,000	University of Massachusetts Building Authority, Ser 2008-1	0.30	07/08/09	40,000,000
	Michigan
	Kent Hospital Finance Authority,
22,900	Metropolitan Hospital Ser 2005 B	0.25	07/08/09	22,900,000
23,000	Spectrum Health Ser 2008 B-3	0.21	07/08/09	23,000,000
	Michigan Hospital Finance Authority,
69,000	Ascension Health Ser 2008 B-2, B-4 & B-6	0.17	07/08/09	69,000,000
4,000	Trinity Health Credit Group Ser 2005 F	0.15	07/08/09	4,000,000
5,105	Trinity Health Credit Group Ser 2006 A	0.28	07/08/09	5,105,000
32,235	Michigan State University, Ser 2003 A	0.25	07/08/09	32,235,000
9,760	Milan Area Schools, Refg Ser 2002	0.30	07/08/09	9,760,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	University of Michigan Regents,
$60,000	General Ser 2008 B	0.15%	07/08/09	$60,000,000
21,600	Hospital Ser 2007 B	0.17	07/08/09	21,600,000
	Minnesota
	Minneapolis,
8,225	Fairview Health Services Ser 2008 C & D	0.16	07/08/09	8,225,000
39,000	Fairview Health Services Ser 2008 E	0.15	07/08/09	39,000,000
31,150	Minneapolis & St Paul Housing & Redevelopment Authority, Allina Health System Ser 2007 C-2	0.15	07/08/09	31,150,000
	Rochester,
102,900	Health Care Facilities Mayo Clinic Ser 2008 A & B	0.15	07/08/09	102,900,000
112,100	Health Care Facilities Mayo Foundation Ser 2002 A & B	0.25	07/08/09	112,100,000
31,255	St Cloud, CentraCare Health System Ser 2008 A (AGC Insd)	0.38	07/08/09	31,255,000
	Mississippi
20,390	Mississippi Development Bank, Walnut Grove Youth Correctional Facility Ser 2008 A	0.32	07/08/09	20,390,000
35,000	Perry County, Leaf River Forest Products Inc Ser 2002	0.32	07/08/09	35,000,000
	Missouri
2,000	Cape Girardeau County Industrial Development Authority, St Francis Medical Center Ser 2009 B	0.33	07/08/09	2,000,000
14,800	Kansas City Industrial Development Authority, Kansas City Downtown Redevelopment District Ser 2006 B	0.35	07/08/09	14,800,000
	Missouri Health & Educational Facilities Authority,
7,955	BJC Health System Ser 2003 PUTTERs Ser 2587	0.28	07/08/09	7,955,000
71,100	BJC Health System Ser 2008 B & D	0.17	07/08/09	71,100,000
65,800	Sisters of Mercy Health System Ser 2008 D & E	0.23	07/08/09	65,800,000
16,700	Sisters of Mercy Health System Ser 2008 F	0.26	07/08/09	16,700,000
	Nebraska
30,080	American Public Energy Agency, Gas Supply Ser 2005 A	0.35	07/08/09	30,080,000
	Nevada
8,165	Reno, Renown Regional Medical Center Ser 2009 A	0.20	07/08/09	8,165,000
	New Hampshire
16,375	New Hampshire Health & Education Facilities Authority, LRG Healthcare Ser 2006 B	0.33	07/08/09	16,375,000
	New Mexico
12,000	New Mexico Finance Authority, Sub Lien Ser 2008 Subser B-2	0.25	07/08/09	12,000,000
15,000	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008	0.23	07/08/09	15,000,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	New York
	Austin Trust,
$15,260	New York City Fiscal 2005 Ser E Custody Receipts Ser 2008-1198	0.45%	07/08/09	$15,260,000
7,250	New York City Municipal Water Finance Authority Fiscal 2005 Ser B Custody Receipts Ser 2008-1199 (FSA Insd)	0.45	07/08/09	7,250,000
10,360	BB&T Municipal Trust, New York City Fiscal 2008 Subser C-1 Floater Certificates Ser 2055	0.20	07/08/09	10,360,000
8,595	JP Morgan Chase & Co, New York Convention Center Development Corp Ser 2005 PUTTERs Ser 3126 (BHAC Insd)	0.43	07/08/09	8,595,000
	Metropolitan Transportation Authority,
9,800	Dedicated Tax Ser 2008 B-1	0.25	07/08/09	9,800,000
63,825	Ser 2002 G Subser G-1	0.16	07/08/09	63,825,000
24,445	Ser 2005 B Eagle #20060114 Class A (BHAC Insd)	0.44	07/08/09	24,445,000
	New York,
20,000	Fiscal 2004 Ser A Subser A-5	0.22	07/08/09	20,000,000
2,500	Fiscal 2005 Ser O ROCs II-R Ser 11685	0.34	07/08/09	2,500,000
36,000	Fiscal 2008 Sub Ser D-4	0.15	07/08/09	36,000,000
13,405	New York City Municipal Water Finance Authority, Water & Sewer System PUTTERs Ser 3092	0.26	07/01/09	13,405,000
19,000	New York City Transitional Finance Authority, Fiscal 1999 2nd Ser Subser A-2	0.17	07/08/09	19,000,000
	New York State Dormitory Authority,
6,600	City University System Cons 5th Ser 2008 D	0.14	07/08/09	6,600,000
6,000	New York City Court Facilities Ser 2005 B	0.23	07/08/09	6,000,000
8,420	Pratt Institute Ser 2009 B	0.26	07/08/09	8,420,000
13,330	Port Authority of New York & New Jersey, Cons 135th Ser 2004 PUTTERs Ser 3094	0.26	07/08/09	13,330,000
	Triborough Bridge & Tunnel Authority,
21,670	Ser 2005 B-4	0.55	07/08/09	21,670,000
3,000	Ser 2008 D ROCs II-R Ser 11590 (BHAC Insd)	0.39	07/08/09	3,000,000
	North Carolina
5,265	Mecklenburg County, Ser 2004 (COPs)	0.32	07/08/09	5,265,000
	New Hanover County,
5,000	New Hanover Regional Medical Center Ser 2008 A	0.58	07/08/09	5,000,000
3,000	New Hanover Regional Medical Center Ser 2008 B	0.60	07/08/09	3,000,000
	North Carolina,
163,960	Ser 2002 B, D & G	0.10	07/08/09	163,960,000
25,995	Ser 2002 F	0.20	07/08/09	25,995,000
	North Carolina Medical Care Commission,
20,150	Duke University Health System Ser 2005 A	0.30	07/08/09	20,150,000
20,000	Firsthealth of the Carolinas Ser 2008 A	0.25	07/08/09	20,000,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$10,000	Firsthealth of the Carolinas Ser 2008 B	0.29%	07/08/09	$10,000,000
26,000	Novant Health Ser 2008 B	0.45	07/08/09	26,000,000
48,920	Novant Health Ser 2008 C	0.39	07/08/09	48,920,000
39,285	Winston-Salem, Water & Sewer System Ser 2007 B	0.22	07/08/09	39,285,000
	Ohio
6,500	Cleveland, Water 2009 Ser R	0.19	07/08/09	6,500,000
	Columbus,
14,200	Sewer Ser 2008 B	0.17	07/08/09	14,200,000
1,400	Sewer Ser 2008 PUTTERs Ser 2456	0.28	07/08/09	1,400,000
	Franklin County,
84,100	Ohio Health Corp Ser 2008 A	0.25	07/08/09	84,100,000
27,800	Ohio Health Corp Ser 2008 B	0.32	07/08/09	27,800,000
	Montgomery County,
15,000	Catholic Health Initiatives Ser 2006 B-1	0.22	07/08/09	15,000,000
51,080	Catholic Health Initiatives Ser 2006 B-2	0.17	07/08/09	51,080,000
38,245	Ohio, Common Schools Ser 2005 A & B	0.17	07/08/09	38,245,000
74,725	Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Ser 2008 B-4	0.18	07/01/09	74,725,000
100	Ohio State University, General Receipts Ser 2005 B	0.17	07/08/09	100,000
39,900	Ohio Water Development Authority, First Energy Nuclear Generation Corp Ser 2006-B	0.32	07/01/09	39,900,000
	Oklahoma
20,000	Oklahoma Turnpike Authority, Second Senior Ser 2006 C	0.15	07/08/09	20,000,000
	Oregon
35,295	Clackamas County Hospital Facility Authority, Legacy Health System Ser 2003	0.34	07/08/09	35,295,000
24,175	Medford Hospital Facilities Authority, Asante Health System Ser 2008	0.32	07/08/09	24,175,000
	Oregon Facilities Authority,
29,415	Lewis & Clark College Ser 2008 A	0.34	07/08/09	29,415,000
31,810	PeaceHealth Ser 2008 A & B	0.23	07/08/09	31,810,000
	Pennsylvania
	Bucks County Industrial Development Authority,
4,000	Grand View Hospital Ser 2008 A	0.16	07/08/09	4,000,000
5,000	Grand View Hospital Ser 2008 B	0.27	07/08/09	5,000,000
1,100	Pennswood Village Ser 2007 A	0.36	07/08/09	1,100,000
28,695	Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group Ser 2006	0.30	07/08/09	28,695,000
6,050	Derry Township Industrial & Commercial Development Authority, Hotel Tax Arena Ser 2000 A	0.30	07/08/09	6,050,000
33,410	Pennsylvania Housing Finance Agency, Rental Housing Ser 2008 D	0.35	07/08/09	33,410,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Pennsylvania Turnpike Commission,
$55,750	2002 Ser A-2 & A-3	0.40%	07/08/09	$55,750,000
30,000	Ser 2008 B-1	0.29	07/08/09	30,000,000
30,000	Ser 2008 B-2	0.30	07/08/09	30,000,000
23,750	Philadelphia Hospitals & Higher Education Facilities Authority, Children's Hospital of Philadelphia Ser 2008 A	0.18	07/08/09	23,750,000
	RBC Municipal Products Trust Inc,
8,000	Allegheny County Hospital Development Authority University of Pittsburgh Medical Center Ser 2008 Floater Certificates Ser E-11	0.40	07/08/09	8,000,000
7,000	Berks County Municipal Authority Reading Hospital & Medical Center Ser 2008 Floater Certificates Ser C-13	0.40	07/08/09	7,000,000
6,360	Southcentral Pennsylvania General Authority, WellSpan Health Series 2008 A ROCs II-R Ser 11686	0.35	07/08/09	6,360,000
8,405	Washington County Authority, Girard Estate Ser 1999	0.30	07/08/09	8,405,000
	Rhode Island
24,925	Rhode Island Health & Educational Building Corporation, Brown University Ser 2001 B	0.18	07/08/09	24,925,000
	South Carolina
10,230	South Carolina Educational Facilities Authority, Charleston Southern University Ser 2003	0.32	07/08/09	10,230,000
3,000	South Carolina Jobs - Economic Development Authority, AnMed Health Ser 2009 A & C	0.18	07/08/09	3,000,000
20,125	Spartanburg Regional Health Services District, Hospital Ser 2008-B (AGC Insd)	0.37	07/08/09	20,125,000
	South Dakota
16,600	South Dakota Health & Educational Facilities Authority, Avera Health Ser 2008 A-2	0.20	07/08/09	16,600,000
	Tennessee
	Montgomery County Public Building Authority,
29,750	Pooled Financing Ser 1997 & Ser 1999	0.32	07/08/09	29,750,000
	Shelby County Health Educational & Housing Facilities Board,
35,000	Methodist Le Bonheur Healthcare Ser 2008 A	0.30	07/08/09	35,000,000
1,600	Trezevant Manor Ser 2007 A	0.31	07/08/09	1,600,000
	Texas
	Austin Trust,
31,500	Dallas Area Rapid Transit Sales Tax Ser 2008 Custody Receipts Ser 2008-1162 & 1163	0.30	07/08/09	31,500,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$31,000	Texas Transportation Commission Ser 2007 Custody Receipts Ser 2007-1026	0.30%	07/08/09	$31,000,000
21,995	Red River Education Finance Corp St Marks School Ser 2007 Custody Receipts Ser 2007-334	0.30	07/08/09	21,995,000
10,570	Tarrant County Cultural Education Facilities Finance Corp Texas Health Resources Ser 2007 A Custody Receipts Ser 2007-1031	0.30	07/08/09	10,570,000
5,200	Dallas Area Rapid Transit, Sales Tax Ser 2008 ROCs II-R Ser 11541	0.35	07/08/09	5,200,000
11,500	El Paso Health Facilities Development Corporation, Bienvivir Senior Health Services Ser 2007	0.38	07/08/09	11,500,000
212,340	Harris County Cultural Education Facilities Financing Corporation, Methodist Hospital System Ser 2008 C-1 & C-2	0.18	07/08/09	212,340,000
990	Harris County Flood Control District, Ser 2007 PUTTERs Ser 2542	0.28	07/08/09	990,000
42,100	Harris County Health Facilities Development Corporation, Methodist Hospital System Ser 2008 A-2	0.18	07/01/09	42,100,000
15,200	Harris County Industrial Development Corporation, Baytank Inc Ser 1998	0.35	07/08/09	15,200,000
10,035	Houston, Water & Sewer System Ser 2002 A PUTTERS Ser 2786 (FSA Insd)	0.55	07/08/09	10,035,000
39,990	North Central Texas Health Facilities Development Corporation, Baylor Health Care System Ser 2006 A	0.20	07/08/09	39,990,000
	Tarrant County Cultural Education Facilities Finance Corporation,
29,400	Methodist Hospitals of Dallas Ser 2008 B	0.23	07/08/09	29,400,000
40,975	Scott White Memorial Hospital Ser 2008	0.28	07/08/09	40,975,000
21,225	Texas Health Resources System Ser 2008 B	0.17	07/08/09	21,225,000
	Texas Transportation Commission,
1,145	Mobility Fund Ser 2005-A PUTTERs Ser 2491	0.28	07/08/09	1,145,000
4,200	Mobility Fund Ser 2007 PUTTERs Ser 2492	0.28	07/08/09	4,200,000
8,400	Mobility Fund Ser 2008 PUTTERs Ser 2615	0.28	07/08/09	8,400,000
1,800	Mobility Fund Ser 2008-A PUTTERs Ser 2490	0.28	07/08/09	1,800,000
40,000	Travis County Health Facilities Development Corporation, Longhorn Village Ser 2008 B	0.25	07/08/09	40,000,000
	University of Texas Regents,
150,050	Financing System Ser 2008 B	0.17	07/08/09	150,050,000
40,500	Financing System Ser 2008 B	0.18	07/08/09	40,500,000
47,770	Permanent University Fund Ser 2008 A	0.10	07/08/09	47,770,000
99,000	Permanent University Fund Ser 2008 A	0.15	07/08/09	99,000,000
	Utah
58,500	Central Utah Water Conservancy District, Ser 2008 A	0.41	07/08/09	58,500,000
	Murray City,
43,500	IHC Health Services Inc Ser 2003 A	0.17	07/01/09	43,500,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
$64,300	IHC Health Services Inc Ser 2003 B	0.17%	07/08/09	$64,300,000
52,585	IHC Health Services Inc Ser 2005 D	0.28	07/01/09	52,585,000
34,900	Utah Water Finance Agency, Ser 2008 B-2	0.33	07/08/09	34,900,000
	Vermont
11,000	Vermont Housing Finance Agency, West Block University of Vermont Apartments Ser 2004 A	0.31	07/08/09	11,000,000
	Virginia
20,000	Alexandria Industrial Development Authority, Goodwin House Inc Ser 2005	0.20	07/08/09	20,000,000
57,800	Fairfax County Industrial Development Authority, Inova Health System Foundation Ser 1988 A, 1998 B & 2000	0.18	07/08/09	57,800,000
34,275	Stafford County Industrial Development Authority, VML/VACo Direct Loan Ser 2008 B-1	0.32	07/08/09	34,275,000
	Washington
1,000	Barclays Capital Municipal Trust Receipts, King County Limited Tax Ser 2009 Floater-TRs Ser 2009 1W (AGC Insd)	0.31	07/08/09	1,000,000
9,675	Eclipse Funding Trust, Seattle Water System Ser 2005 Solar Eclipse Ser 2006-0002	0.26	07/08/09	9,675,000
43,000	King County, Sewer Ser 2007 Eagle #20070084 Class A (FSA Insd)	0.40	07/08/09	43,000,000
	Washington Health Care Facilities Authority,
10,225	PeaceHealth Ser 2008 B	0.23	07/08/09	10,225,000
32,025	Swedish Health Services Ser 2006	0.44	07/08/09	32,025,000
7,720	Washington Higher Education Facilities Authority, Seattle University Ser 2008 A	0.30	07/08/09	7,720,000
24,000	Washington State, Ser VR-96 B	0.18	07/08/09	24,000,000
	Wisconsin
3,375	Milwaukee Redevelopment Authority, University of Wisconsin-Milwaukee-Kenilworth Ser 2005	0.35	07/08/09	3,375,000
28,300	Wisconsin Health & Educational Facilities Authority, Indian Community School of Milwaukee Ser 2007	0.35	07/08/09	28,300,000
	Total Short-Term Variable Rate Municipal Obligations (Cost $6,296,679,000)			6,296,679,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE	VALUE
	Tax-Exempt Commercial Paper (5.8%)
	California
$21,000	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 E	0.35%	08/04/09	0.35%	$21,000,000
22,000	California Statewide Communities Development Authority, Kaiser Permanente Ser 2009 B-5	0.20	08/04/09	0.20	22,000,000
30,000	San Gabriel Valley Council of Governments, Alameda Corridor East GANs	0.25	08/13/09	0.25	30,000,000
	Florida
35,940	Florida Municipal Power Agency, Ser A	0.20	08/04/09	0.20	35,940,000
	Maryland
	Maryland Health & Higher Educational Facilities Authority,
15,000	Johns Hopkins University Ser B	0.30	08/20/09	0.30	15,000,000
10,000	Johns Hopkins University Ser B	0.35	08/05/09	0.35	10,000,000
	Massachusetts
15,000	Massachusetts Health & Educational Facilities Authority, Harvard University Ser EE	0.30	08/20/09	0.30	15,000,000
	Michigan
15,000	University of Michigan Regents, General Ser 2009 B	0.30	07/08/09	0.30	15,000,000
	Nevada
20,000	Las Vegas Valley Water District, Water Ser 2004 B	0.15	08/04/09	0.15	20,000,000
	New York
30,000	New York City Municipal Water Finance Authority, Ser 6	0.45	08/27/09	0.45	30,000,000
	Texas
	Austin Independent School District,
10,000	Ser 2005 A	0.40	07/14/09	0.40	10,000,000
32,000	Ser 2005 A	0.35	07/14/09	0.35	32,000,000
	Harris County Cultural Education Facilities Finance Corporation,
6,000	Methodist Hospital System Ser 2009 C-1	0.38	09/03/09	0.38	6,000,000
6,000	Methodist Hospital System Ser 2009 C-1	0.43	10/06/09	0.43	6,000,000
9,000	Methodist Hospital System Ser 2009 C-1	0.45	11/04/09	0.45	9,000,000
20,000	Methodist Hospital System Ser 2009 C-1	0.48	12/02/09	0.48	20,000,000
14,000	Methodist Hospital System Ser 2009 C-1	0.55	01/28/10	0.55	14,000,000
20,000	Methodist Hospital System Ser 2009 C-1	0.55	02/25/10	0.55	20,000,000
	Houston,
10,000	Houston, Ser E-1	0.35	07/20/09	0.35	10,000,000
5,000	Houston, Ser E-1	0.40	08/03/09	0.40	5,000,000

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE	VALUE
$40,000	Houston, Ser E-1	0.35%	08/20/09	0.35%	$40,000,000
25,000	University of Texas Regents, Financing System Ser 2002 A	0.20	08/11/09	0.20	25,000,000
	Total Tax-Exempt Commercial Paper (Cost $410,940,000)				410,940,000
	Short-Term Municipal Notes (6.7%)
	Illinois
15,000	Cook County School District No. 99, Cicero Ser 2009 B, dtd 07/08/09 (WI)	2.00	02/01/10	0.75	15,027,450
	Indiana
31,000	Indiana Bond Bank, Midyear Funding Notes Ser 2009 A, dtd 06/25/09	2.00	01/06/10	0.55	31,230,454
	Massachusetts
6,000	Merrimack Valley Regional Transportation Authority, Ser 2009 RANs, dtd 06/26/09	2.25	06/25/10	1.49	6,044,145
16,000	Pioneer Valley Transit Authority, Ser 2008 RANs, dtd 08/01/08	3.00	07/30/09	2.47	16,006,583
8,000	Wachusett, Regional School District Ser 2009 RANs, dtd 07/02/09 (WI)	1.50	11/01/09	0.80	8,018,400
12,000	Worcester Regional Transit Authority, Ser 2009 RANs, dtd 06/26/09	2.00	06/25/10	1.50	12,058,111
	New Jersey
4,000	Galloway Township, Ser 2008 BANs, dtd 09/12/08	3.00	09/11/09	2.06	4,007,263
	New York
5,500	Board of Cooperative Educational Services, Suffolk County First Supervisory District Ser 2009 RANs, dtd 07/02/09 (WI)	2.00	06/25/10	1.21	5,542,075
8,000	Hartford Central School District, Ser 2009 BANs, dtd 06/19/09	2.50	06/18/10	2.00	8,016,468
4,000	Holland Patent Central School District, Ser 2009 BANs, dtd 06/25/09	2.00	06/25/10	1.20	4,013,241
6,000	Lansingburgh, Central School District Ser 2009 BANs, dtd 07/07/09 (WI)	2.00	06/23/10	1.21	6,018,840
4,000	North Syracuse Central School District, Ser 2009 BANs, dtd 06/18/09	2.25	06/18/10	1.28	4,036,916
19,000	Penn Yan Central School District, Ser 2009 BANs, dtd 06/18/09	2.25	06/18/10	1.31	19,169,857

See Notes to Financial Statements

Active Assets Tax-Free Trust

Portfolio of Investments  ■  June 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE	VALUE
$4,000	Red Creek Central School District, Ser 2009 A BANs, dtd 07/15/09 (WI)	2.25%	07/15/10	1.47%	$4,030,720
5,000	Schroon Lake, Central School District Ser 2009 BANs, dtd 06/22/09	2.00	06/18/10	1.30	5,033,299
4,000	Sodus Central School District, Ser 2009 BANs, dtd 06/26/09	2.00	06/25/10	1.23	4,012,743
3,000	South Glens Falls Central School District, Ser 2009 BANs, dtd 06/18/09	2.25	06/18/10	1.41	3,023,955
	Ohio
20,000	Akron, Ser 2009 BANs, dtd 06/24/09	1.38	06/24/10	1.10	20,053,357
4,000	Lucas County, Ser 2008 BANs, dtd 07/30/08	3.00	07/30/09	1.70	4,004,062
	Texas
62,000	Harris County, Ser 2009 TANs, dtd 06/18/09	1.50	02/25/10	0.40	62,445,128
200,000	Texas, Ser 2008 TRANs, dtd 08/28/08	3.00	08/28/09	1.62	200,431,584
40,000	Texas, Ser 2008 TRANs, dtd 08/28/08	3.00	08/28/09	1.63	40,085,681
	Total Short-Term Municipal Notes (Cost $482,310,332)				482,310,332
	Total Investments (Cost $7,189,929,332) (c)(d)			100.4%	7,189,929,332
	Liabilities in Excess of Other Assets			(0.4)	(29,672,536)
	Net Assets			100.0%	$7,160,256,796

  BANs  Bond Anticipation Notes.

  COPs  Certificates of Participation.

  GANs  Grant Anticipation Notes.

  PUTTERs  Puttable Tax-Exempt Receipts.

  RANs  Revenue Anticipation Notes.

  ROCs  Reset Option Certificates.

  STARS  Short-Term Adjustable Rate Securities.

  SWEEP  Statewide Easy Equipment Program.

  TANs  Tax Anticipation Notes.

  TRANs  Tax Revenue Anticipation Notes.

  WI  Security purchased on a when-issued basis.

  (a)  Rate shown is the rate in effect at June 30, 2009.

  (b)  Date on which the principal amount can be recovered through demand.

  (c)  Securities have been designated as collateral in connection with the purchase of when-issued securities.

  (d)  Cost is the same for federal income tax purposes.

Bond Insurance:

  AGC  Assured Guaranty Corporation.

  BHAC  Berkshire Hathaway Assurance Corporation.

  FSA  Financial Security Assurance Inc.

See Notes to Financial Statements

Active Assets Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Investments in securities, at value (cost $7,189,929,332)	$7,189,929,332
Cash	17,265
Interest receivable	9,466,553
Prepaid expenses and other assets	1,514,334
Total Assets	7,200,927,484
Liabilities:
Payable for:
Investments purchased	38,637,485
Investment advisory fee	1,276,921
Administration fee	323,738
Transfer agent fee	147,659
Shares of beneficial interest redeemed	116
Accrued expenses and other payables	284,769
Total Liabilities	40,670,688
Net Assets	$7,160,256,796
Composition of Net Assets:
Paid-in-capital	$7,159,947,082
Accumulated undistributed net investment income	277,136
Accumulated undistributed net realized gain	32,578
Net Assets	$7,160,256,796
Net Asset Value Per Share 7,160,106,815 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Active Assets Tax-Free Trust

Financial Statements continued

Statement of Operations

For the year ended June 30, 2009

Net Investment Income:
Income
Interest	$117,297,978
Dividends from affiliate	5,903,120
Total Income	123,201,098
Expenses
Investment advisory fee	22,373,987
Distribution fee	9,370,123
Administration fee	4,780,997
Mutual fund insurance (Note 10)	3,384,495
Transfer agent fees and expenses	1,794,107
Registration fees	426,139
Custodian fees	319,841
Shareholder reports and notices	208,300
Trustees' fees and expenses	192,302
Professional fees	104,949
Other	683,547
Total Expenses	43,638,787
Less: amounts waived	(1,289,580)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(811,574)
Less: expense offset	(54,658)
Net Expenses	41,482,975
Net Investment Income	81,718,123
Net Realized Gain	79,181
Net Increase	$81,797,304

See Notes to Financial Statements

Active Assets Tax-Free Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JUNE 30, 2009	FOR THE YEAR ENDED JUNE 30, 2008
Increase (Decrease) in Net Assets: Operations:
Net investment income	$81,718,123	$212,715,668
Net realized gain	79,181	642,753
Net Increase	81,797,304	213,358,421
Dividends and Distributions to Shareholders from:
Net investment income	(82,348,974)	(212,046,732)
Net realized gain	(31,988)	(644,898)
Total Distributions and Distributions	(82,380,962)	(212,691,630)
Net increase (decrease) from transactions in shares of beneficial interest	(4,193,975,419)	5,200,369,998
Net Increase (Decrease)	(4,194,559,077)	5,201,036,789
Net Assets:
Beginning of period	11,354,815,873	6,153,779,084
End of Period (Including accumulated undistributed net investment income of $277,136 and $743,407, respectively)	$7,160,256,796	$11,354,815,873

See Notes to Financial Statements

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009

1. Organization and Accounting Policies

Active Assets Tax-Free Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal income tax consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009 continued

F. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 24, 2009, the date of issuance of these financial statements.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% to the portion of the daily net assets exceeding $15 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended June 30, 2009, the distribution fee was accrued at the annual rate of 0.10%.

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009 continued

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Fund's shareholder distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended June 30, 2009, the Distributor waived $1,028,031 and the Investment Adviser waived $261,549. This waiver may be terminated at any time.

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the year ended June 30, 2009, advisory fees paid were reduced by $811,574 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $5,903,120 for the year ended June 30, 2009. For the year ended June 30, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $4,698,600,000 and $4,698,600,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended June 30, 2009, aggregated $26,162,559,656 and $30,526,860,104, respectively. Included in the aforementioned transactions are purchases and sales of $1,816,932,000 and $908,985,000, respectively, with other Morgan Stanley funds.

During the month of September 2008, in order to provide liquidity to meet shareholder redemptions, an affiliate of the Investment Adviser purchased certain securities from the Fund at amortized cost plus accrued interest with a face value of $510,215,000. While these securities remained eligible to be held by the Fund, in order to provide the Fund with needed liquidity, the Investment Adviser sought and received "no action" relief from the Securities and Exchange Commission ("SEC") staff. There were no reliable market quotes by which gains/losses could be estimated for the Fund's affiliated sales. The net result of these transactions, including the purchase of the securities at amortized cost by the Investment Adviser, had no impact to the Fund's net asset value per share, net investment income and total return.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009 continued

at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended June 30, 2009, included in "trustees' fees and expenses" in the Statement of Operations amounted to $5,920. At June 30, 2009, the Fund had an accrued pension liability of $58,020 which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED JUNE 30, 2009	FOR THE YEAR ENDED JUNE 30, 2008
Shares sold	32,422,609,647	42,995,860,094
Shares issued in reinvestment of dividends	82,315,358	212,028,831
	32,504,925,005	43,207,888,925
Shares redeemed	(36,698,900,424)	(38,007,518,927)
Net increase (decrease) in shares outstanding	(4,193,975,419)	5,200,369,998

6. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009 continued

differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JUNE 30, 2009	FOR THE YEAR ENDED JUNE 30, 2008
Tax-exempt income	$78,596,780	$205,307,918
Ordinary income	3,781,336	7,327,031
Long-term capital gains	2,846	56,681
Total distributions	$82,380,962	$212,691,630

As of June 30, 2009, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income	—
Undistributed ordinary income	$396,328
Undistributed long-term gains	18,584
Net accumulated earnings	414,912
Post-October losses	(15,168)
Temporary differences	(90,030)
Net unrealized appreciation	—
Total accumulated earnings	$309,714

As of June 30, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and nondeductible expenses.

Permanent differences, primarily due to nondeductible expenses, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2009:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$164,580	$(11,689)	$(152,891)

8. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective July 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009 continued

the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Short-Term Investments
Short-Term Variable Rate Municipal Obligations	$6,296,679,000	—	$6,296,679,000	—
Tax-Exempt Commercial Paper	410,940,000	—	410,940,000	—
Short-Term Municipal Notes	482,310,332	—	482,310,332	—
Total	$7,189,929,332	—	$7,189,929,332	—

9. Accounting Pronouncements

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in

Active Assets Tax-Free Trust

Notes to Financial Statements  ■  June 30, 2009 continued

accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund's financial statements. The disclosures required by FSP 157-4 are included in Note 8 of the financial statements.

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 ("SFAS 165"), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

10. Guarantee Program for Money Market Funds

On September 29, 2008, the Trustees approved the participation by the Fund in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under this Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each money market fund share held as of close of business on September 19, 2008. Eligible funds must be regulated under Rule 2a-7 of the Act, must maintain a stable share price of $1.00 and must be publicly offered and registered with the SEC. To participate in the Program, eligible funds must pay a fee. While the Program protects the accounts of investors, each money market fund makes the decision to sign-up for the Program. Investors cannot sign-up for the Program individually. The Program was in effect for an initial three month term, expiring December 18, 2008. On November 24, 2008, the U.S. Treasury announced an extension of the Program through April 30, 2009 and on March 31, 2009, the U.S. Treasury announced the further extension of the Program until September 19, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate for an additional fee. The Fund has met the requirements and continues to participate in this Program. The Program will continue to provide coverage to shareholders up to amounts that they held in participating money market funds as of the close of business on September 19, 2008.

Active Assets Tax-Free Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JUNE 30,
	2009		2008		2007	2006	2005
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net income from investment operations	0.008		0.026		0.032	0.025	0.013
Less dividends from net investment income	(0.008	)(1)	(0.026	)(1)	(0.032)	(0.025)	(0.013)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return	0.79%		2.60%		3.22%	2.53%	1.32%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.43	%(2)(3)(4)	0.42	%(2)	0.45%	0.47%	0.49%
Net investment income	0.85	%(2)(3)(4)	2.42	%(2)	3.19%	2.57%	1.30%
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	–	–	–
Supplemental Data:
Net assets, end of period, in millions	$7,160		$11,355		$6,154	$4,637	$2,857

(1)  Includes capital gain distribution of less than $0.001.

(2)  The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(3)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04% (See Note 10).

(4)  If the Fund had borne all its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2009	0.45%	0.83%

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Active Assets Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Active Assets Tax-Free Trust:

We have audited the accompanying statement of assets and liabilities of Active Assets Tax-Free Trust (the "Fund"), including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Assets Tax-Free Trust as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
August 24, 2009

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management's U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("other Morgan Stanley companies"), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

A. Information we disclose to other Morgan Stanley companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor's affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at 800.350.6414
Monday–Friday between 8 a.m. and 8 p.m. (ET)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other

Active Assets Tax-Free Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in"). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997); Secretary of various entities affiliated with the Investment Adviser.

Active Assets Tax-Free Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2009. The Fund designated and paid 95.44% of its income dividends as tax-exempt income dividends. The Fund designated and paid $2,846 as a long-term capital gain distribution.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

© 2009 Morgan Stanley

AATANN
IU09-03550P-YO6/09

MORGAN STANLEY FUNDS

Active Assets
Tax-Free Trust

Annual Report

June 30, 2009

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$30,400		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$5,052	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,052		$7,299,000

Total		$35,452		$7,299,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$30,000		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,336,000	(2)
Tax Fees		$4,635	(3)	$762,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$4 ,960		$5,0989,000

Total		$34,960		$5,098,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets Tax-Free Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 20, 2009